Exhibit 10.29.1

Execution Copy

$85,000,000

TRAILER BRIDGE, INC.

9¼% SENIOR SECURED NOTES DUE 2011

PURCHASE AGREEMENT

November 16, 2004

JEFFERIES & COMPANY, INC.

    FORTIS SECURITIES LLC

c/o Jefferies & Company, Inc.

909 Fannin Street

Suite 3100

Houston, Texas 77010

Ladies and Gentlemen:

Trailer Bridge, Inc., a Delaware corporation (the “Company”) hereby confirms its agreement with you, as set forth below:

1. Issuance of the Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to Jefferies & Company, Inc. and Fortis Securities LLC (the “Initial Purchasers”) an aggregate of $85,000,000 principal amount of its 9¼% Senior Secured Notes due 2011 (the “Notes”). The Notes will be issued pursuant to an indenture (the “Indenture”), to be dated as of the Closing Date (as defined in Section 3 below), by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture.

The Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the “Act”). Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes shall bear the legends set forth in the final offering circular, dated the date hereof (the “Final Offering Circular”). The Company has prepared a preliminary offering circular, dated November 10, 2004 (the “Preliminary Offering Circular”), and the Final Offering Circular relating to the offer and sale of the Notes (the “Offering”). “Offering Circular” means, as of any date or time referred to in this Agreement, the most recent offering circular (whether the Preliminary Offering Circular or the Final Offering Circular, and any amendment or supplement to either such document), including exhibits and schedules thereto. Each Offering Circular shall be deemed to include all of the documents incorporated by reference therein, and any reference in this Agreement to any amendment or supplement to an Offering Circular shall be deemed to refer to any document filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act, as amended (the “Exchange Act”), which is incorporated by reference in such Offering Circular.

As described in the Offering Circular, the net proceeds from the Offering will be used by the Company to (i) acquire all of the outstanding capital stock of the Company’s affiliate,

Kadampanattu Corp., a Delaware corporation (“K Corp” together with the Company, the “Companies”) pursuant to an acquisition agreement (the “Acquisition Agreement”), and simultaneous with the Closing, K Corp shall be merged with and into the Company with the Company being the surviving Company (the “Merger”), (ii) repay all of the Company’s existing indebtedness under the Company’s secured credit facility and, except as provided in the Offering Circular, all of the Company’s indebtedness owed to the Company’s affiliates and (iii) exercise options to purchase (the “Container Purchases”) certain high-cube 53’ containers pursuant to certain equipment operating lease agreements by and between (i) the Company and GE Commercial Finance Business Property, (ii) the Company and Citicapital and (iii) the Company and La Salle National Leasing Corporation (such Acquisition, Merger, repayments and Container Purchases, together with the Offering and the transactions contemplated by the Documents (as defined below), (the “Transactions”).

The Company has agreed to secure the Notes by granting to the Trustee for the benefit of the holders of the Notes, a perfected first-priority lien (subject to Permitted Collateral Liens) on certain of its assets as required pursuant to the Indenture, and as more particularly evidenced by the vessel mortgages, deed of covenants, assignments, pledge agreement and other security instruments and documents listed on Exhibit A attached hereto (the foregoing documents individually referred to as noted on Exhibit A and collectively referred to herein as the “Security Documents”).

2. Terms of Offering. The Initial Purchasers have advised the Company, and the Company understands, that the Initial Purchasers will make offers to sell (the “Exempt Resales”) some or all of the Notes purchased by the Initial Purchasers hereunder on the terms set forth in the Offering Circular, as amended or supplemented, to persons (the “Subsequent Purchasers”) whom the Initial Purchasers (i) reasonably believe to be “qualified institutional buyers” (“QIBs”) as defined in Rule 144A under the Act, as such may be amended from time to time, (ii) reasonably believe (based upon written representations made by such persons to the Initial Purchasers) to be institutional “accredited investors” (“Accredited Investors”) as defined in Rule 501(a)(1), (2), (3) or (7) under the Act or (iii) reasonably believe to be non-U.S. persons in reliance upon Regulation S under the Act.

Holders of the Notes (including Subsequent Purchasers) will have the registration rights set forth in the registration rights agreement applicable to the Notes (the “Registration Rights Agreement”), to be executed on and dated as of the Closing Date, as such term is defined below. Pursuant to the Registration Rights Agreement, the Company will agree, among other things, to file with the Securities and Exchange Commission (the “SEC”) (a) a registration statement under the Act relating to Notes (the “Exchange Notes”), which shall be substantially identical to the Notes (except that the Exchange Notes shall have been registered pursuant to such registration statement, will not be subject to restrictions on transfer or contain additional interest provisions) to be offered in exchange for the Notes (such offer to exchange being referred to as the “Exchange Offer”), and/or (b) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the “Shelf Registration Statement”) relating to the resale by certain holders of the Notes. If the Company fails to satisfy its obligations under the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Notes under certain circumstances.

This Agreement, the Indenture, the Registration Rights Agreement, the Notes, the Exchange Notes, the Security Documents and the Acquisition Agreement are referred to herein as the “Documents.”

3. Purchase, Sale and Delivery. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchasers, and each of the Initial Purchasers agrees to purchase from the Company, severally and not jointly, the principal amount of the Notes set forth opposite the name of such Initial Purchaser on Schedule I hereto, at a purchase price of 96.5% of the aggregate principal amount thereof. Delivery to the Initial Purchasers of and payment for the Notes shall be made at a Closing (the “Closing”) to be held at 9:00 a.m., Houston time, on December 1, 2004 (the “Closing Date”) at the offices of Vinson & Elkins L.L.P., or at such other time, date or place as shall be agreed upon by the Initial Purchasers and the Company.

The Company shall deliver to the Initial Purchasers one or more certificates representing the Notes in definitive form, registered in such names and denominations as the Initial Purchasers may request, against payment by the Initial Purchasers of the purchase price therefor by immediately available federal funds bank wire transfer to such bank account or accounts as the Company shall designate to the Initial Purchasers at least two business days prior to the Closing. The certificates representing the Notes in definitive form shall be made available to the Initial Purchasers for inspection at the offices of Vinson & Elkins L.L.P. (or such other place as shall be reasonably acceptable to the Initial Purchasers) not later than 5:00 p.m. Houston time on the business day immediately preceding the Closing Date. Notes to be represented by one or more definitive global securities in book-entry form will be deposited on the Closing Date, on behalf of the Company, with The Depository Trust Company (“DTC”) or its designated custodian, and registered in the name of its nominee, which is expected to be Cede & Co.

4. Representations and Warranties. The Company represents and warrants to the Initial Purchasers that, as of the date hereof and as of the Closing Date:

(a) The Preliminary Offering Circular did not, and on the date of this Agreement and on the Closing Date, the Final Offering Circular does not and will not, and any amendment or supplement thereto will not, contain any untrue statement of a material fact or omit to state any material fact (except, in the case of the Preliminary Offering Circular, for pricing terms and other financial terms intentionally left blank) necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 4(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use in the Final Offering Circular or any amendment or supplement thereto. No injunction or order has been issued that either (i) asserts that any of the transactions contemplated by this Agreement or each of the other Documents is subject to the registration requirements of the Act, or (ii) would prevent or suspend the issuance or sale of any of the Notes or the use of the Preliminary Offering Circular, the Final Offering Circular or any amendment or supplement thereto, in any jurisdiction. Each of the Preliminary Offering Circular and the Final Offering Circular, as of their respective dates contained, and the Final Offering Circular, as amended or supplemented, as of the Closing Date will contain, all the information specified in, and meet the requirements of Rule 144A(d)(4) under the Act.

(b) The documents incorporated or deemed to be incorporated by reference in the Offering Circular at the time they were or hereafter are filed with the SEC complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Offering Circular, at the date of the Offering Circular and at the Closing Date, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) The accountants who certified the financial statements and supporting schedules included in the Offering Circular are independent public accountants with respect to the Company within the meaning of Regulation S-X under the Securities Act of 1933, as amended.

(d) The Company does not own, directly or indirectly, any shares of capital stock or any other equity securities or has any equity interest in any corporation, firm, company, partnership, joint venture or other entity.

(e) Each of the Companies (i) has been duly organized, is validly existing and in good standing under the laws of its jurisdiction of organization or formation, (ii) has all requisite corporate power and authority, as applicable, to carry on its business and to own, lease and operate its properties and assets, and (iii) is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of such business or the ownership or leasing of such property requires such qualification, except such failure to qualify is not, individually or in the aggregate, material to the Companies.

(f) All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and were not issued in violation of, and are not subject to, any preemptive or similar rights.

(g) No existing holder of securities of the Company will be entitled to have such securities registered under the registration statements required to be filed by the Company with respect to the Notes pursuant to the Registration Rights Agreement.

(h) The Company has all the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the other Documents and to consummate the Transactions including, without limitation, the power and authority to issue, sell and deliver the Notes.

(i) The issue and sale of the Notes by the Company, the grant and perfection of Liens in the Collateral pursuant to the Security Documents and the compliance by the Company with all of the provisions of the Notes, the Exchange Notes, the Indenture, the Registration Rights Agreement, the Security Documents and this Agreement and the consummation of the Transactions:

(i) subject to the Company’s receipt of the consent of the Maritime Administration of the Department of Transportation of the United States of America

pursuant to the Amended and Restated Title XI Reserve Fund and Financial Agreement, as amended, dated as of March 30, 2004, by and between the Company and the United States of America (the “MARAD Consent”), will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which either of the Companies is a party or by which either of the Companies is bound or to which any of the property or assets of either of the Companies is subject, except for such conflicts, breaches, violations or defaults that, individually or in the aggregate, could not reasonably be expected to result in (A) any material adverse change in or effect on the prospects, financial condition, stockholders’ equity, results of operations or business of the Companies, (B) a material adverse change in or effect on the ability of either of the Companies to perform its obligations in all material respects under any Document, (C) a material adverse change in or effect on the validity of any of the Documents or the consummation of any of the Transactions, (D) a material adverse change in or effect on the value of the Collateral or (E) a material adverse change in or effect on the validity or enforceability of the Security Documents or any Lien purporting to be created thereby or any right or remedy arising thereunder (collectively, a “Material Adverse Effect”);

(ii) will not result in any violation of the provisions of the certificate of incorporation or bylaws of either of the Companies;

(iii) will not violate any law or statute or any order, rule, regulation, judgment or decree of any court or governmental agency or body having jurisdiction over or applicable to either of the Companies or any of its properties or assets, except such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; and

(iv) will not result in the imposition or creation of (or the obligation to create or impose) a Lien on any assets or property of either of the Companies under any agreement or instrument to which either of the Companies is a party or by which either of the Companies or any of either of its properties or assets is bound (other than as provided in the Security Documents).

(j) This Agreement has been duly and validly authorized, executed and delivered by the Company.

(k) The Indenture has been duly and validly authorized by the Company. The Indenture, when executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the “TIA”). The Indenture conforms in all material respects to the description thereof in the Offering Circular.

(l) The Registration Rights Agreement has been duly and validly authorized by the Company. The Registration Rights Agreement, when executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations. The Registration Rights Agreement conforms in all material respects to the description thereof in the Offering Circular.

(m) The Notes, when issued, will be in the form contemplated by the Indenture. The Notes have been duly and validly authorized by the Company and when authenticated, delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, will have been duly executed, issued and delivered and will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and the Registration Rights Agreement, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and, (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. The Notes conform in all material respects to the description thereof in the Offering Circular.

(n) The Exchange Notes have been duly and validly authorized by the Company and, when authenticated and delivered in accordance with the terms of the Registration Rights Agreement and the Indenture, will have been duly executed, issued and delivered and will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and the Registration Rights Agreement, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and, (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. The Exchange Notes, when executed, authenticated and delivered, will conform in all material respects to the description thereof in the Offering Circular.

(o) The Security Documents have each been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and, (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.

(p) The Acquisition Agreement has been duly and validly authorized, executed and delivered by each of the Companies, constitutes a legal, valid and binding obligation of each of the Companies, enforceable against each of the Companies in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. The Acquisition Agreement conforms in all material respects to the description thereof in the Offering Circular.

(q) Neither of the Companies is in violation of its certificate of incorporation or by-laws (the “Charter Documents”). Neither of the Companies is (i) in violation of any federal, state, local or foreign statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation or order (collectively, “Applicable Law”) of any federal, state, local and other governmental authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization, domestic or foreign, having jurisdiction over either of the Companies or any of their respective assets, properties or operations (each, a “Governmental Authority”), except for such violations that could not reasonably be expected to result in a Material Adverse Effect, or (ii) in breach of or default under any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any of them is a party or by which any of them or their respective property is bound (collectively, “Applicable Agreements”), except for breaches and defaults that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. There exists no condition that, with the passage of time or otherwise, would constitute (a) a violation of such Charter Documents or Applicable Laws, (b) a breach of or default under any Applicable Agreement or (c) result in the imposition of any penalty or the acceleration of any indebtedness that in each case could reasonably be expected to result in a Material Adverse Effect.

(r) Neither the execution, delivery or performance by either of the Companies of the Documents to which it is a party, nor the consummation of the Transactions will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any person (other than the MARAD Consent and other consents already obtained) under, result in the imposition of a Lien on any assets of either of the Companies (except pursuant to the Documents), or result in an acceleration of indebtedness under or pursuant to (i) the Charter Documents, (ii) any Applicable Agreement, or (iii) any Applicable Law, except for conflicts, violations, breaches, defaults, consent requirements, Lien impositions or the acceleration of indebtedness that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Immediately after consummation of the Transactions, no Default or Event of Default (each, as defined in the Indenture) will exist.

(s) No consent, approval, authorization or order of any Governmental Authority or third party is required for the issuance and sale by the Company of the Notes to the Initial Purchasers, the grant and perfection of the collateral pursuant to the provisions of the Security Documents or the consummation by the Companies of the Transactions, except for the MARAD Consent and the filing of a registration statement by the Company with the SEC pursuant to the Act as required by the Registration Rights Agreement, the filings required to perfect Liens granted pursuant to the Security Documents, such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under foreign securities laws or state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchaser and any filings, qualifications or other consents or approvals under the TIA in connection with the Exchange Notes.

(t) Except as disclosed in the Preliminary Offering Circular, there is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding, domestic or foreign (collectively, “Proceedings”), pending or, to the knowledge of the Company, threatened, that either (i) seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge any of the Documents or any of the Transactions, or (ii) individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Neither of the Companies is subject to any judgment, order, decree, rule or regulation of any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(u) Each of the Companies possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and have made all declarations and filings with, all Governmental Authorities, presently required or necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as now or proposed to be conducted as set forth in the Offering Circular (“Permits”), except where the failure to obtain such Permits could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Each of the Companies has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit except where such revocation, termination or material impairment could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and neither of the Companies has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Preliminary Offering Circular or except where such revocation or modification could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(v) Each of the Companies has good and marketable title to all vessels, barges, vehicles and all other personal property owned by it, and good and indefeasible title to all leasehold estates in real and personal property being leased by it and, as of the Closing Date, will be free and clear of all Liens (other than Permitted Liens (as defined in the Indenture) and other than Liens securing the United States Government Guaranteed Ship Financing Bonds issued pursuant to that certain indenture, as supplemented, by and between the Company and U.S. Bank, N.A. a National Banking Association (as successor trustee to State Street Bank and Trust Company) dated June 23, 1997 (“U.S. Bank”) and that certain indenture, as supplemented, by and between the Company and U.S. Bank (as successor trustee to State Street Bank and Trust Company) dated December 4, 1997) (the “U.S. Ship Financing Liens”)). All Applicable Agreements to which either of the Companies is a party or by which it is bound are valid and enforceable and are in full force and effect with only such exceptions as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(w) As of the Closing, and after giving effect to the purchase of the Notes by the Initial Purchasers, the Company will own the Collateral free and clear of all Liens (other than Permitted Collateral Liens), and no Financing Statements (as defined below) in respect of any property or assets of the Company constituting Collateral will be on file in favor of any person other than those in respect of Permitted Collateral Liens and those to be terminated with respect to existing indebtedness to be paid off as part of the Transactions.

(x) When executed and delivered to the Trustee at the Closing, the Security Documents will grant and create, in favor of the Trustee for the benefit of the Secured Parties as security for all of the Secured Obligations, a valid and enforceable Lien in the Collateral, and when the filings, the act of taking possession or the other acts (as the case may be) referred to in the following sentences are made, such Liens will be perfected first priority Liens (subject to Permitted Collateral Liens). When delivered at the Closing, each Mortgage will be executed and delivered, duly acknowledged and, if required for recordation, attested and otherwise will be in recordable form. The Fleet Mortgage will be filed for record and recorded with the appropriate Governmental Authority in the jurisdiction in which each relevant Vessel is flagged. Each Mortgage covering real estate will be duly recorded with the appropriate Governmental Authority in the jurisdiction in which the mortgaged real property is located. The Company will also deliver at the Closing, UCC-1 financing statements, together with all schedules and exhibits to such financing statements, in appropriate form for filing with the Secretary of State of the State of Delaware (“UCC Financing Statements”), covering the Collateral described therein as being covered thereby. Each such UCC Financing Statement shall be filed in the appropriate governmental office referred to in the preceding sentence. With respect to titled vehicles and other titled equipment that constitutes Collateral, the Company will also take steps necessary under relevant law in order to perfect the security interests of the Trustee in such titled vehicles and other titled equipment.

(y) All Tax returns required to be filed (taking into account all applicable extensions) by either of the Companies have been filed and all such returns are true, complete and correct in all material respects. All material Taxes that are due from either of the Companies have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with generally accepted accounting principles of the United States, consistently applied (“GAAP”). To the knowledge of the Company, after reasonable inquiry, there are no proposed Tax assessments against either of the Companies that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The accruals and reserves on the books and records of the Company in respect of any material Tax liability for any period not finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Agreement, the term “Tax” and “Taxes” shall mean all federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.

(z) Each of the Companies owns, or is licensed under, and has the right to use, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, “Intellectual Property”) necessary for the conduct of its businesses, free and clear of all Liens. To the knowledge of the Company, no claims or notices of any potential claim have been asserted by any person challenging the use of any such Intellectual Property by either of the Companies or questioning the validity or effectiveness of the Intellectual Property or any license or agreement related thereto (other than any claims that, if successful, could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect). To the knowledge of the Company, the use of such Intellectual Property by either of the Companies will not infringe on the Intellectual Property rights of any other person.

(aa) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(bb) The financial statements and related notes of the Company contained in the Offering Circular (the “Financial Statements”) present fairly in all material respects the financial position, results of operations and cash flows of the Company, as of the respective dates and for the respective periods to which they apply and have been prepared in accordance with GAAP and comply as to form with the requirements of Regulation S-X of the Act. The pro forma financial statements and other pro forma financial information contained in the Offering Circular (i) present fairly in all material respects the information they purport to present, (ii) have been prepared in accordance with the SEC’s rules and guidelines with respect to pro forma financial statements, and (iii) have been properly computed on the bases described therein and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate in all material respects to give effect to the transactions and circumstances referred to therein. The financial data set forth under “Summary Financial Data” and “Selected Financial Data” included in the Offering Circular has been prepared on a basis consistent with that of the Financial Statements and present fairly in all material respects the information they purport to present, have been prepared in all material respects in accordance with the SEC’s rules and guidelines, have been properly compiled in the books and records of the Company and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate in all material respects to give effect to the transactions and circumstances referred to therein. No projection or forward looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Offering Circular has been made without a reasonable basis or has been disclosed other than in good faith. All other financial, statistical, and market and industry-related data included in the Offering Circular are fairly and accurately presented in all material respects and are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

(cc) Subsequent to the respective dates as of which information is given in the Preliminary Offering Circular, (i) the Company has not (x) incurred any liabilities, direct or contingent, other than in the ordinary course of business consistent with past practices of the Company, that are material, individually or in the aggregate, to the Company, or (y) has entered into any transactions not in the ordinary course of business which are material with respect to the Company, (ii) there has not been any material decrease in the capital stock or other equity interests or any material increase in long-term indebtedness or any material increase in short-term indebtedness of the Company, or any payment of or declaration to pay any dividends or any other distribution with respect to the Company, and (iii) there has not been any material adverse change in the prospects, financial condition, stockholders’ equity, results of operations or business of either of the Companies (each of clauses (i), (ii) and (iii), a “Material Adverse Change”).

(dd) All indebtedness represented by the Notes is being incurred for the purposes set forth in the Preliminary Offering Circular under the heading “Use of Proceeds.” On the Closing Date, the Company will be solvent. As used in this paragraph, “solvent” means, with respect to a particular date, that on such date the present fair market value (present fair saleable value) of the assets of the Company is not less than the total amount required to pay the probable liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, assuming the sale of the Notes as contemplated by this Agreement and the Final Offering Circular, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature, and the Company is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(ee) The Company has not and, to its knowledge, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Notes, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Notes, or (iii) except as disclosed in the Final Offering Circular, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(ff) Without limiting any provision herein, no registration under the Act and no qualification of the Indenture under the TIA is required for the sale of the Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales, assuming (i) that the purchasers in the Exempt Resales are QIBs or Accredited Investors or non-U.S. persons and (ii) the accuracy of the Initial Purchasers’ representations contained herein regarding the absence of general solicitation in connection with the sale of the Notes to the Initial Purchasers and in the Exempt Resales.

(gg) The Notes are eligible for resale pursuant to Rule 144A under the Act and no other securities of the Company are of the same class (within the meaning of Rule 144A under the Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system. No securities of the Company of the same class as the Notes have been offered, issued or sold by the Company or any of its Affiliates within the six-month period immediately prior to the date hereof.

(hh) Neither the Company nor any of its Affiliates or other person acting on behalf of the Company has offered or sold the Notes by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Notes sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act, and the Company, any Affiliate of the Company and any person acting on behalf of the Company have complied with and will implement the “offering restrictions” within the meaning of such Rule 902; provided, that no representation is made in this subsection with respect to the actions of the Initial Purchasers.

(ii) Each of the Companies and each ERISA Affiliate has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”) with respect to each “pension plan” (as defined in Section 3(2) of ERISA), subject to Section 302 of ERISA which either of the Companies or any ERISA Affiliate sponsors or maintains, or with respect to which it has (or within the last three years had) any obligation to make contributions, and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and the Code. None of the Companies or any ERISA Affiliate has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. “ERISA Affiliate” means a corporation, trade or business that is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Section 414 of the Code or Section 4001 of ERISA.

(jj) Neither of the Companies is a party to or bound by any collective bargaining agreement with any labor organization; (ii) there is no union representation question existing with respect to the employees of the Company, and, to the knowledge of either of the Companies, no union organizing activities are taking place that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (iii) to the Company’s knowledge, no union organizing or decertification efforts are underway or threatened against either of the Companies that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (iv) no labor strike, work stoppage, slowdown, or other labor dispute is pending against either of the Companies, or, to the knowledge of the Company, threatened against either of the Companies that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (v) there is no worker’s compensation liability, experience or matter that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (vi) to the knowledge of the Company, there is no threatened or pending liability against either of the Companies pursuant to the Worker Adjustment Retraining and Notification Act of 1988, as amended, or any similar state or local law that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (vii) there is no employment-related charge, complaint, grievance, investigation, unfair labor practice claim, or inquiry of any kind, pending against either of the Companies that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (viii) to the knowledge of the Company, no employee or agent of either of the Companies has committed any act or omission giving rise to liability for any violation identified in subsection (vi) and (vii) above, other than such acts or omissions that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and (ix) no term or condition of employment exists through arbitration awards, settlement agreements, or side agreement that is contrary to the express terms of any applicable collective bargaining agreement other than such term or condition that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(kk) None of the Transactions will violate or result in a violation of Section 7 of the Exchange Act, (including, without limitation, Regulation T (12 C.F.R. Part 200), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System).

(ll) Neither of the Companies is, and after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Final Offering Circular, none of them will be (i) an “investment company” or (ii) a company “controlled” by an “investment company” as defined in the Investment Company Act of 1940.

(mm) Neither of the Companies has engaged any broker, finder, commission agent or other person (other than the Initial Purchasers) in connection with the Offering or any of the Transactions, and neither of the Companies is under any obligation to pay any broker’s fee or commission in connection with such transactions (other than commissions or fees to the Initial Purchasers).

(nn) Each of the Companies is (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of the environment or hazardous or toxic substances of wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its respective businesses and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. Neither of the Companies has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(oo) Each of the Companies has insurance covering its properties, operations, personnel and business, including protection and indemnity insurance, which insurance is in amounts and insures against such losses and risks as are adequate to protect each of the Companies and its business consistent with industry practice. All policies of insurance insuring the Companies or their businesses, assets, employees, officers and directors are in full force and effect. Each of the Companies is in compliance with the terms of such policies and instruments in all material respects, and there are no material claims by either of the Companies under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Neither of the Companies has been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will not be able to renew the Companies’ existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(pp) Each of the vessels owned by the Company (the “Company Vessels”) has been duly registered in the name of the Company under the laws and regulations and the flag of the

United States and no other action is necessary to establish and perfect such the Company’s title to and interest in the Company Vessels as against any charterer or third party.

(qq) Each of the vessels owned by K Corp (the “K Corp Vessels” and together with the Company Vessels, the “Vessels”) has been duly registered in the name of K Corp under the laws and regulations and the flag of the United States and no other action is necessary to establish and perfect K Corp’s title to and interest in the K Corp Vessels as against any charterer or third party.

(rr) At the Closing, each of the K Corp Vessels will be duly registered in the name of the Company under the laws and regulations and the flag of the United States and no other action is necessary to establish and perfect the Company’s title to and interest in the K Corp Vessels as against any charterer or third party.

(ss) Neither of the Companies, nor, to the Company’s knowledge, any director, officer, agent, shareholder, employee or other person associated with or acting on behalf of either of the Companies, has (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity on behalf of either of the Companies, (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds of either of the Companies; or (c) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment on behalf of either of the Companies.

(tt) Each of the Companies is, and at the Closing Date will be, a citizen of the United States within the meaning of Section 2 of the Shipping Act of 1916 for the purpose of operating the Vessels (a “U.S. Citizen”). Each Vessel is eligible in all respects to be documented for and to engage in the coastwise trade of the United States.

(uu) Neither of the Companies, nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of either of the Companies is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(vv) The operations of the Companies are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving either of the Companies with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ww) Each certificate signed by any officer of the Company, delivered to the Initial Purchasers in connection with the offering and sale of the Notes shall be deemed a representation and warranty by the Company (and not individually by such officer) to the Initial Purchasers with respect to the matters covered thereby.

5. Covenants of the Company. The Company agrees:

(a) To (i) advise the Initial Purchasers promptly (and, if requested by the Initial Purchasers, confirm such advice in writing) of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Notes for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) the happening of any event during the period referred to in Section 5(d) that makes any statement of a material fact made in the Offering Circular untrue or that requires the making of any additions to or changes in the Offering Circular in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Notes under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Notes under any such laws, use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(b) To (i) furnish the Initial Purchasers, without charge, as many copies of the Preliminary Offering Circular and the Final Offering Circular, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request, and (ii) promptly prepare, upon the Initial Purchasers’ reasonable request, any amendment or supplement to the Offering Circular that the Initial Purchasers, upon advice of legal counsel, determine may be necessary in connection with Exempt Resales (and the Company hereby consents to the use of the Preliminary Offering Circular and the Final Offering Circular, and any amendments and supplements thereto, by the Initial Purchasers in connection with Exempt Resales).

(c) Not to amend or supplement the Preliminary Offering Circular or the Final Offering Circular prior to the Closing Date unless the Initial Purchasers shall previously have been advised thereof and shall have provided their consent thereto.

(d) So long as the Initial Purchasers shall hold any of the Notes (as determined by the Initial Purchasers), but no later than the date on which the registration statement filed on Form S-4 under the Act that relates to the Notes becomes effective under the Act, (i) if any event shall occur as a result of which, in the reasonable judgment of the Company, it becomes necessary or advisable to amend or supplement the Offering Circular in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Offering Circular to comply with Applicable Law, to notify the Initial Purchasers of any such event and to prepare, at the expense of the Company, an appropriate amendment or supplement to the Offering Circular (in form and substance reasonably satisfactory to the Initial Purchasers) so that (A) as so amended or supplemented, the Offering Circular will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) the Offering Circular will comply with Applicable Law and (ii) if in the reasonable judgment of the Company it becomes necessary or advisable to amend or supplement the Offering Circular so that the Offering Circular will contain all of the information specified in, and meet the requirements of, Rule 144A(d)(4) of the Act, to prepare an appropriate amendment or supplement to the Offering Circular (in form and substance reasonably satisfactory to the Initial Purchasers) so that the Offering Circular, as so amended or supplemented, will contain the information specified in, and meet the requirements of, such Rule.

(e) To cooperate with the Initial Purchasers and the Initial Purchasers’ counsel in connection with the qualification of the Notes under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and continue such qualification in effect so long as reasonably required for Exempt Resales; provided that the Company shall not be obligated to file any general consent to service of process or to qualify as foreign corporations or as dealers in securities in any jurisdiction in which it is not otherwise so subject.

(f) Whether or not any of the Offering or the transactions contemplated under the Documents are consummated or this Agreement is terminated, to pay (i) all costs, expenses, fees and taxes (other than federal, state, or local taxes of the Initial Purchasers) incident to and in connection with: (A) the preparation, printing and distribution of the Preliminary Offering Circular and the Final Offering Circular and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, each of the Documents, (C) the preparation, issuance and delivery of the Notes, (D) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of the Initial Purchasers’ counsel relating to such registration or qualification) and (E) furnishing such copies of the Preliminary Offering Circular and the Final Offering Circular, and all amendments and supplements thereto, as may reasonably be requested for use by the Initial Purchasers, (ii) all fees and expenses of the counsel, accountants and any other experts or advisors retained by the Company, (iii) all expenses and listing fees in connection with the application for quotation of the Notes on the Private Offerings, Resales and Trading Automated Linkages (“PORTAL”) market, (iv) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Notes by DTC for “book-entry” transfer, (v) all fees charged by rating agencies in connection with the rating of the Notes, (vi) all fees and expenses (including reasonable fees and expenses of counsel) of the Trustee, (vii) all expenses associated with the creation and perfection of Liens and associated documents, including, without limitation, the Security Documents and all Financing Statements (as defined below), including filing fees, and (viii) the Company agrees to promptly reimburse the Initial Purchasers in cash for all reasonable fees, disbursements and out-of-pocket expenses incurred by the Initial Purchasers in connection with their services to be rendered hereunder up to and including the effective date of any resignation, expiration or termination, as the case may be, including without limitation, the fees and disbursements of the Initial Purchasers’ counsel, travel and lodging expenses, word processing charges, messenger and duplicating services, facsimile expenses and other customary expenditures.

(g) To use the proceeds of the Offering in all material respects as described in the Offering Circular under the caption “Use of Proceeds.”

(h) To do and perform all things required to be done and performed by the Company under the Documents prior to and after the Closing Date.

(i) Not to, and to ensure that no affiliate (as defined in Rule 501(b) of the Act) of the Company will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or to the Subsequent Purchasers of the Notes.

(j) For so long as any of the Notes remain outstanding, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request, to any owner of the Notes in connection with any sale thereof and any prospective Subsequent Purchasers of such Notes from such owner, the information required by Rule 144A(d)(4) under the Act.

(k) To comply with the representation letter of the Company to DTC relating to the approval of the Notes by DTC for “book entry” transfer.

(l) To use its reasonable best efforts to assist the Initial Purchasers in effecting the inclusion of the Notes in PORTAL.

(m) For so long as any of the Notes remain outstanding, the Company will furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of the Notes and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the SEC, that are not otherwise publicly available on EDGAR, or any national securities exchange on which any class of securities of the Company may be listed.

(n) Except in connection with the Exchange Offer or the filing of the Shelf Registration Statement, not to, and not to authorize or permit any person acting on their behalf to, (i) distribute any offering material in connection with the offer and sale of the Notes other than the Preliminary Offering Circular and the Final Offering Circular and any amendments and supplements to the Offering Circular prepared in compliance with this Agreement, or (ii) solicit any offer to buy or offer to sell the Notes by means of any (A) form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act with respect to any offer or sale of the Notes in the United States or (B) directed selling efforts within the meaning of Rule 902 under the Act with respect to any offer or sale of Notes outside the United States to non-U.S. persons (as defined in Rule 902 under the Act).

(o) During the two year period after the Closing Date (or such shorter period as may be provided for in Rule 144(k) under the Act, as the same may be in effect from time to time), to not, and to not permit any future subsidiaries of either of the Company or any other affiliates (as defined in Rule 144A under the Act) controlled by the Company to, resell any of the Notes which constitute “restricted securities” under Rule 144 that have been reacquired by the

Company, any future subsidiaries of the Company or any other affiliates (as defined in Rule 144A under the Act) controlled by the Company, except pursuant to an effective registration statement under the Act.

(p) The Company shall pay all stamp, documentary and transfer taxes (other than federal, state or local income taxes of the Initial Purchasers) and other duties, if any, which may be imposed by the United States or any political subdivision thereof or taxing authority thereof or therein with respect to the issuance of the Notes or the sale thereof to the Initial Purchasers.

6. Representations and Warranties of the Initial Purchasers. Each of the Initial Purchasers represent and warrant that:

(a) It is a QIB as defined in Rule 144A under the Act and it will offer the Notes for resale only upon the terms and conditions set forth in this Agreement and in the Offering Circular.

(b) It is not acquiring the Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction. In connection with the Exempt Resales, it will solicit offers to buy the Notes only from, and will offer and sell the Notes only to, (A) persons reasonably believed by the Initial Purchasers to be QIBs or (B) persons reasonably believed by the Initial Purchasers to be Accredited Investors or (C) non-U.S. persons reasonably believed by the Initial Purchasers to be a purchaser referred to in Regulation S under the Act; provided, however, that in purchasing such Notes, such persons are deemed to have represented and agreed as provided under the caption “Notice to Investors” contained in the Offering Circular.

(c) No form of general solicitation or general advertising in violation of the Act has been or will be used nor will any offers in any manner involving a public offering within the meaning of Section 4(2) of the Act or, with respect to Notes to be sold in reliance on Regulation S, by means of any directed selling efforts be made by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Notes.

(d) The Initial Purchasers will deliver to each Subsequent Purchaser of the Notes, in connection with their original distribution of the Notes, a copy of the Final Offering Circular, as amended and supplemented at the date of such delivery.

7. Conditions. The obligations of the Initial Purchasers to purchase the Notes under this Agreement are subject to the satisfaction or waiver of each of the following conditions:

(a) All the representations and warranties of the Company contained in this Agreement and in each of the Documents shall be true and correct as of the date hereof and at the Closing Date. On or prior to the Closing Date, the Company and each other party to the Documents (other than the Initial Purchasers) shall have performed or complied with all of the agreements and satisfied all conditions on their respective parts to be performed, complied with or satisfied pursuant to the Documents.

(b) No injunction, restraining order or order of any nature by a Governmental Authority shall have been issued as of the Closing Date that would prevent or materially interfere with the consummation of the Offering or any of the Transactions; and no stop order suspending the qualification or exemption from qualification of any of the Notes in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or, to the knowledge of the Company after reasonable inquiry, be pending or contemplated as of the Closing Date.

(c) No action shall have been taken and no Applicable Law shall have been enacted, adopted or issued that would, as of the Closing Date, prevent the consummation of the Offering or any of the Transactions. No Proceeding shall be pending or, to the knowledge of the Company after reasonable inquiry, threatened other than Proceedings that (A) if adversely determined could not, individually or in the aggregate, adversely affect the issuance or marketability of the Notes, and (B) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(d) Subsequent to the respective dates as of which data and information is given in the Offering Circular (exclusive of any amendment or supplement thereto after the date hereof), there shall not have been any Material Adverse Change.

(e) The Notes shall have been designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL market.

(f) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any adverse change, nor shall any notice have been given of any potential or intended adverse change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

(g) The Initial Purchasers shall have received on the Closing Date:

(i) certificates dated the Closing Date, signed by a (1) Chairman, Chief Executive Officer, President or any Vice President and (2) the principal financial or accounting officer of the Company on behalf of the Company, to the effect that (a) the representations and warranties set forth in Section 4 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (b) the Company has obtained the MARAD Consent prior to the Closing Date, (c) the Company has complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date, (d) at the Closing Date, since the date hereof or since the date of the most recent financial statements in the Offering

Circular (exclusive of any amendment or supplement thereto after the date hereof) no event or events have occurred, no information has become known to the Company nor does any condition exist that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (e) since the date of the most recent financial statements in the Offering Circular (exclusive of any amendment or supplement thereto after the date hereof), other than as described in the Offering Circular or contemplated hereby, the Company has not incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, entered into any transactions not in the ordinary course of business that could reasonably be expected to have a Material Adverse Effect, and there has not been any change in the capital stock or long-term indebtedness of the Company that is material to the business, condition (financial or otherwise) or results of operations or prospects of the Company, and (f) the sale of the Notes has not been enjoined (temporarily or permanently) by a Government Authority with applicable jurisdiction;

(ii) a certificate, dated the Closing Date, executed by the Secretary of the Company, certifying such matters as the Initial Purchasers may reasonably request;

(iii) the opinions dated the Closing Date of William G. Gotimer, Jr., General Counsel of the Company, with respect to matters listed on Exhibit C attached hereto, Foley & Lardner LLP, counsel to the Company, with respect to the matters listed on Exhibit D attached hereto, Harwell Howard Hyne Gabbert & Manner, P.C., counsel to the Company, with respect to the matters listed on Exhibit E attached hereto, McConnell Valdés, counsel to the Company, with respect to the matters listed on Exhibit F attached hereto, and Gilmartin, Poster & Shafto, LLP, counsel to the Company, with respect to certain matters listed on Exhibit G attached hereto and such other opinions as the Initial Purchasers may reasonably request;

(iv) an opinion, dated the Closing Date, of Vinson & Elkins L.L.P., counsel to the Initial Purchasers, in form satisfactory to the Initial Purchasers covering such matters as are customarily covered in such opinions.

(h) The Initial Purchasers shall have received from BDO Seidman, LLP, independent auditors, with respect to the Company, (A) a customary comfort letter, dated the date of the Final Offering Circular, in form and substance reasonably satisfactory to the Initial Purchasers, with respect to the financial statements and certain financial information contained in the Final Offering Circular, and (B) a customary comfort letter, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that BDO Seidman, LLP reaffirms the statements made in its letter furnished pursuant to clause (A).

(i) The Initial Purchasers shall have received from Deloitte & Touche LLP, independent auditors, with respect to the Company, (A) a customary comfort letter, dated the date of the Final Offering Circular, in form and substance reasonably satisfactory to the Initial Purchasers, and (B) a customary comfort letter dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(j) Each of the Documents shall have been executed and delivered by all parties thereto, as applicable, and the Initial Purchasers shall have received a fully executed original of each such Document.

(k) The Initial Purchasers shall have received copies in form and substance reasonably satisfactory to them of all opinions, certificates, letters and other documents delivered or required to be delivered under or in connection with the Offering or any transaction contemplated in the Documents.

(l) The terms of each Document shall conform in all material respects to the description thereof in the Offering Circular.

(m) The Initial Purchasers shall have received a certificate of the Company’s Chairman of the Board, Chief Executive Officer, Chief Financial Officer or Controller (i) attaching with respect to each Vessel (as set forth Exhibit B hereto), in each case dated as of a recent date, (A) a classification society certificate from the American Bureau of Shipping (or other reputable classification societies) indicating that the Vessels are classed in the highest classification and rating for vessels of the same age and type with such classification society without any outstanding conditions or recommendations affecting class other than those for which the time prescribed for curing the condition has not passed; and (B) a certificate of ownership evidencing the ownership of such Vessel by the Company, and (ii) certifying that, as of the Closing Date, (A) to the best of his knowledge, each such Vessel maintains the classification stated in the relevant classification society certificate, (B) except in the case of Vessels leased by the Company or a Subsidiary, each Vessel remains owned by the Company stated to be the owner of such Vessel in the relevant certificate of ownership; (C) that each Vessel is operationally seaworthy and in every way fit for its intended service; (D) that all necessary governmental or regulatory approvals, licenses and authorities which are necessary to the operation of each Vessel have been obtained from each applicable governmental authority; and (E) that each Vessel is insured in accordance with the provisions of the Fleet Mortgage and that requirements thereof in respect of such insurances have been complied with;

(n) The Trustee shall have received (with a copy for the Initial Purchasers):

(i) appropriately completed copies, which have been duly authorized for filing by the appropriate entity, of UCC Financing Statements naming the Company as a debtor and the Trustee as the secured party, or other similar instruments or documents to be filed under the Uniform Commercial Code in all jurisdictions as may be necessary or, in the reasonable opinion of any of the Trustee, or the Initial Purchasers and their respective counsel, desirable to perfect the Liens of the Trustee pursuant to the Security Documents;

(ii) terminations of filings under the Uniform Commercial Code necessary to release all Liens (other than Permitted Collateral Liens) of any person in any collateral described in the Security Documents previously granted by any person;

(iii) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the

Trustee, dated a date reasonably near to the Time of Delivery, listing all effective Financing Statements which name either of the Companies (under its present name and any previous names) as the debtor, together with copies of such Financing Statements (none of which shall cover any collateral described in the Security Documents, other than such Financing Statements that evidence Permitted Collateral Liens);

(iv) such releases, reconveyances, satisfactions or other instruments as it may request to confirm the release, satisfaction and discharge in full of all mortgages, deeds of trust, security agreements, and other documents creating or evidencing Liens at any time delivered by either of the Companies to secure any Obligations in respect of either of the Companies’ existing indebtedness that is secured by assets constituting Collateral, duly executed, delivered and acknowledged in recordable form by the grantee named therein or its of record successors or assigns;

(v) documents from each of the lenders under either of the Companies’ existing indebtedness that is secured by assets constituting Collateral indicating the total amount of indebtedness payable to such lender and providing that such lender shall, upon payment to such lender of the full amount of the indebtedness payable to it, immediately release all Liens held by it and provide all related documentation necessary to evidence such release in form and substance satisfactory to the Trustee and its counsel;

(vi) confirmation reasonably satisfactory to the Initial Purchasers that the Fleet Mortgage has been accepted for recording by the National Vessel Documentation Center and that such office will issue a certificate of ownership or abstract of title evidencing that the Company Vessels subject to the Fleet Mortgage have been documented in the name of the Company and are subject to such Fleet Mortgage and to no other liens of record;

(vii) appraisals conducted in accordance with customary industry standards and practice with respect to each Vessel dated no earlier than December 18, 2003, satisfactory in form and scope to the Trustee and the Initial Purchaser;

(viii) all certificates or instruments representing or evidencing the Collateral (as such term is defined in the Security Agreement) in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Indenture;

(ix) a certificate of the Company’s insurance brokers in form and substances reasonably satisfactory to the Initial Purchasers confirming that all insurance requirements of the Security Documents are satisfied;

(x) with respect to Collateral that is titled vehicles or titled equipment, executed copies of all documents necessary to record on such titles a first priority Lien in favor of the Trustee;

(xi) duly executed and acknowledged real property mortgages in form and substance satisfactory to the Trustee covering the Collateral that is real property and fixtures, together with title policies and such other documents related thereto as the Trustee may reasonably require; and

(xii) such other documents, approvals, affidavits, opinions or certificates as the Trustee or the Initial Purchasers may reasonably request in form and substance reasonably satisfactory to the Trustee or the Initial Purchaser, as the case may be.

(o) All UCC Financing Statements and financing statement terminations, required pursuant to clauses (i) and (iii) of paragraph (n) above (collectively, the “Financing Statements”) shall have been delivered to CT Corporation System or another similar filing service company acceptable to the Trustee (the “Filing Agent”). The Filing Agent shall have acknowledged in a writing reasonably satisfactory to the Trustee and its counsel (i) the Filing Agent’s receipt of all Financing Statements, (ii) that the Financing Statements have either been submitted for filing in the appropriate filing offices or will be submitted for filing in the appropriate offices within ten days following the Closing and (iii) that the Filing Agent will notify the Trustee and its counsel of the results of such submissions within 30 days following the Closing.

(p) The Company shall have consummated the Acquisition, the Merger and the Container Purchase.

(q) The Company shall have obtained the MARAD Consent.

8. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Initial Purchasers, and each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities of any kind to which the Initial Purchasers or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Offering Circular or any amendment or supplement thereto; (ii) the omission or alleged omission to state, in any Offering Circular or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) the failure of the Company to obtain the MARAD Consent prior to the Closing Date and, subject to the provisions hereof, will reimburse promptly upon demand, the Initial Purchasers and each such controlling person for any legal or other expenses reasonably incurred by the Initial Purchasers or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; provided, however, the Company will not be liable in any such case to the extent (but only to the extent) that any such loss, claim, damage or liability is finally judicially determined by a court of competent jurisdiction in a final, unappealable judgment, to have resulted solely from any untrue statement or alleged untrue statement or omission or alleged omission made in any Offering Circular or any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Company by the Initial Purchasers specifically for use therein.

This indemnity agreement will be in addition to any liability that the Company may otherwise have to the indemnified parties.

(b) The Initial Purchasers agree to indemnify and hold harmless each of the Company, its directors, officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are finally judicially determined by a court of competent jurisdiction in a final, unappealable judgment, to have resulted solely from (i) any untrue statement or alleged untrue statement of any material fact contained in any Offering Circular or any amendment or supplement thereto or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any Offering Circular or any amendment or supplement thereto or necessary to make the statements therein not misleading, in each case to the extent (but only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchasers, furnished to the Company or its agents by the Initial Purchasers specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, promptly upon demand, any legal or other expenses incurred by the Company or any such director, officer or controlling person in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties.

(c) As promptly as reasonably practical after receipt by an indemnified party under this Section 8 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 8, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve such indemnifying party from any liability under paragraph (a) or (b) above unless and only to the extent it is materially prejudiced as a result thereof and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest under applicable standards of professional responsibility, (ii) the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by counsel in writing that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties at the expense of the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this Section 8 or the Company in the case of paragraph (b) of this Section 8, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 8, in which case the indemnified party may effect such a settlement without such consent.

(d) No indemnifying party shall be liable under this Section 8 for any settlement of any claim or action (or threatened claim or action) effected without its written consent, which shall not be unreasonably withheld, but if a claim or action settled with its written consent, or if there be a final judgment for the plaintiff with respect to any such claim or action, each indemnifying party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any and all losses, claims, damages or liabilities (and legal and other expenses as set forth above) incurred by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which the indemnified party is or could have been a party, or indemnity could have been sought hereunder by the indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance reasonably satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the indemnified party.

(e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contributions, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other, from the Offering or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party, on the other, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other, shall be deemed to be in the same proportion as the total proceeds from the Offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchasers, on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omissions, and any other equitable considerations appropriate in the circumstances.

(f) The Company and the Initial Purchasers agree that it would not be equitable if the amount of such contribution determined pursuant to the immediately preceding paragraph (e) were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of the immediately preceding paragraph (e). Notwithstanding any other provision of this Section 8, an Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of the immediately preceding paragraph (e), each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director of the Company, each officer of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

9. Termination. The Initial Purchasers may terminate this Agreement at any time prior to the Closing Date by written notice to the Company if any of the following has occurred:

(a) since the date hereof, any Material Adverse Effect or development involving or reasonably expected to result in a prospective Material Adverse Effect that could, in the Initial Purchasers’ reasonable judgment, be expected to (i) make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Final Offering Circular, or (ii) materially impair the investment quality of any of the Notes;

(b) the failure of the Company to satisfy the conditions contained in Section 7(a) hereof on or prior to the Closing Date;

(c) any outbreak or escalation of hostilities or other national or international calamity or crisis, including acts of terrorism, or material adverse change or disruption in economic conditions in, or in the financial markets of, the United States, if the effect of such outbreak, escalation, calamity, crisis, act or material adverse change in the economic conditions in, or in the financial markets of, the United States could be reasonably expected to make it, in the Initial Purchasers’ judgment, impracticable or inadvisable to market or proceed with the offering or delivery of the Notes on the terms and in the manner contemplated in the Final Offering Circular or to enforce contracts for the sale of any of the Notes;

(d) the suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or any setting of limitations on prices for securities on any such exchange or Nasdaq National Market;

(e) the enactment, publication, decree or other promulgation after the date hereof of any Applicable Law that in the Initial Purchasers’ counsel’s reasonable opinion materially and adversely affects, or could be reasonably expected to materially and adversely affect, the business, prospects, results of operations or financial condition of either of the Companies;

(f) any securities of the Company shall have been downgraded or placed on any “watch list” for possible downgrading by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Act; or

(g) the declaration of a banking moratorium by any Governmental Authority; or the taking of any action by United States Federal or New York State authorities after the date hereof in respect of its monetary or fiscal affairs that in the Initial Purchasers’ opinion could reasonably be expected to have a Material Adverse Effect on the financial markets in the United States.

10. Survival of Representations and Indemnities. The representations and warranties, covenants, indemnities and contribution and expense reimbursement provisions and other agreements, representations and warranties of the Company and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, (ii) acceptance of the Notes, and payment for them hereunder, and (iii) any termination of this Agreement.

11. Default by the Initial Purchasers. If an Initial Purchaser shall breach its obligations to purchase the Notes that it has agreed to purchase hereunder on the Closing Date and arrangements satisfactory to the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate with respect to such Initial Purchaser without liability on the part of the Company. Nothing herein shall relieve such Initial Purchaser from liability for its default.

12. Information Supplied by the Initial Purchasers. The statements set forth on the cover page with respect to price and in the third paragraph, and the third sentence of the seventh paragraph under the heading “Plan of Distribution” in the Offering Circular (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to the Company for the purposes of Sections 4(a) and 8 hereof.

13. Miscellaneous.

(a) Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to: Trailer Bridge, Inc., 10405 New Berlin Road East, Jacksonville, Florida 32226, Attention: Chief Executive Officer with a copy to: (A) Trailer Bridge, Inc., 157 East 57th Street, 19th Floor, New York, New York 10022, Attention: William G. Gotimer, Jr., and (B) Foley & Lardner LLP, One Independent Drive, Suite 1300, Jacksonville, Florida 32202-5017, Attention: Linda Y. Kelso; or (ii) if to the Initial Purchasers, to: Jefferies & Company, Inc., 909 Fannin Street, Suite 3100, Houston, Texas 77010, Attention: John Sinders, with a copy to: Vinson & Elkins L.L.P., 2300 First City Tower, 1001 Fannin Street, Houston, Texas 77002-6760, Attention: T. Mark Kelly (or in any case to such other address as the person to be notified may have requested in writing).

(b) This Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Initial Purchasers and, to the extent provided in Section 8 hereof, the controlling persons, officers, directors, partners, employees, representatives and agents referred to in Section 8, and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Notes from the Initial Purchasers merely because of such purchase.

(c) THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(d) This Agreement may be signed in various counterparts, which together shall constitute one and the same instrument.

(e) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(f) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(g) This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by all of the signatories hereto.

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers.

Very truly yours,

TRAILER BRIDGE, INC.

By:

Name:

Title:

Accepted and Agreed to:

JEFFERIES & COMPANY, INC.

By:
Name:	Joe Maly
Title:	Managing Director

FORTIS SECURITIES LLC

By:
Name:
Title:

SCHEDULE I

Initial Purchaser	Principal Amount of Notes
Jefferies & Company, Inc.	$59,500,000

Fortis Securities LLC	$25,500,000

Total	$85,000,000

EXHIBIT A

SECURITY DOCUMENTS

1.	Security Agreement to be entered into by the Company and the Trustee on December 1, 2004.

2.	First Preferred Fleet Mortgage to be entered into by the Company and the Trustee on December 1, 2004.

3.	Assignment of Earnings to be entered into by the Company and the Trustee on December 1, 2004.

4.	Assignment of Insurance to be entered into by the Company and the Trustee on December 1, 2004.

5.	Mortgage and Security Agreement relating to certain real property to be entered into by the Company and the Trustee on December 1, 2004.

A-1

EXHIBIT B

VESSELS

Vessel Name	Year Built	Type	53’ Spaces	Service
San Juan Jax Bridge	1984; refurbished 1996	Ro-Ro	405	Jax/San Juan
Jax San Juan Bridge	1984; refurbished 1996	Ro-Ro	405	Jax/San Juan
Atlanta Bridge	1998-2000	Triplestack Box Carriers®	265	Chartered
Chicago Bridge	1998-2000	Triplestack Box Carriers®	265	Jax/San Juan
Brooklyn Bridge	1998-2000	Tripledeck Box Carriers®	265	Jax/San Juan
Charlotte Bridge	1998-2000	Triplestack Box Carriers®	265	Available
Memphis Bridge	1998-2000	Triplestack Box Carriers®	265	Available

B-1

EXHIBIT C

OPINION OF WILLIAM G. GOTIMER, JR., GENERAL COUNSEL

William G. Gotimer, Jr. shall have furnished to the Initial Purchasers its written opinion addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers to the effect that:

1. No injunction or order has been issued that either (i) asserts that any of the transactions contemplated by the Purchase Agreement or each of the other Transaction Documents is subject to the registration requirements of the Act, or (ii) could prevent or suspend the issuance or sale of any of the Notes or the use of the Preliminary Offering Circular or the Final Offering Circular, in any jurisdiction.

2. The Indenture, when executed and delivered by the Company will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

3. The Registration Rights Agreement, when executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except that any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

4. The Acquisition Agreement constitutes a legal, valid and binding obligation of each of the Companies, enforceable against the Companies in accordance with its terms.

5. The Notes, when authenticated, delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement and the Indenture will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and the Registration Rights Agreement, and enforceable against the Company in accordance with their terms.

6. The Exchange Notes, when authenticated and delivered in accordance with the terms of the Registration Rights Agreement and the Indenture, will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and the Registration Rights Agreement, and enforceable against the Company in accordance with their terms.

7. The Security Documents, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

8. Neither the execution, delivery or performance by either of the Companies of the Transaction Documents to which it is a party, nor the consummation of the Transactions, will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any person (other than consents already obtained) under, result in the imposition of a Lien on any assets of either of the Companies (except pursuant to the

C-1

Transaction Documents), or result in an acceleration of indebtedness under or pursuant to (i) the Charter Documents, (ii) any Applicable Agreement, or (iii) any Applicable Law except for conflicts, violations, breaches, defaults, consent requirements, Lien impositions or the acceleration of indebtedness that could not result in a Material Adverse Effect.

9. No consent, approval, authorization or order of any federal or New York Governmental Authority is required for the issuance and sale by the Company of the Notes to the Initial Purchasers, the grant and perfection of the Collateral pursuant to the provisions of the Security Documents or the consummation by the Companies of the Transactions, except for the filing of a registration statement by the Company with the SEC pursuant to the Act as required by the Registration Rights Agreement, the filings required to perfect Liens granted pursuant to the Security Documents, such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under foreign securities laws or state securities or Blue Sky Laws in connection with the purchase and distribution of the Notes by the Initial Purchaser and any filings, qualifications or other consents or approvals under the TIA in connection with the Exchange Notes.

10. There is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding, domestic or foreign (collectively, “Proceedings”), pending or, to my knowledge, threatened against either of the Companies, that either (i) seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge any of the Documents or any of the Transactions, or (ii) could reasonably be expected, individually or in the aggregate, have a Material Adverse Effect.

11. The provisions of each of the Assignment of Earnings, the Assignment of Insurances and of the Security Agreement are effective to create in favor of the Trustee to secure, in the case of the obligations identified therein, a valid security interest in the Company’s right, title and interest in and to the Article 9 Collateral (as such term is hereinafter defined). As used herein, the term “Article 9 Collateral” means, collectively, (a) the earnings in which a security interest is granted pursuant to the Assignment of Earnings, and (b) that portion of the Collateral (as such term is defined in the Security Agreement) to the extent that such Collateral is property in which a security interest may be created under Article 9 of the Delaware UCC.

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EXHIBIT D

OPINION OF FOLEY & LARDNER LLP

Foley & Lardner LLP shall have furnished to the Initial Purchasers its written opinion addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers to the effect that:

1.	The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

2.	Immediately prior to the Merger, K Corp. was duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

3.	The Company has all requisite corporate power and authority to carry on its business and to own, lease and operate its properties and assets as described in the Final Offering Circular and to execute, deliver and perform its obligations under the Documents, and to consummate the transactions contemplated thereby.

4.	Immediately prior to the Merger, K Corp. had all requisite corporate power and authority to carry on its business and to own, lease and operate its properties and assets as described in the Final Offering Circular and to execute, deliver and perform its obligations under the Documents, as applicable, and to consummate the transactions contemplated thereby.

5.	The Merger has been effectuated in accordance with applicable laws.

6.	Based solely on good standing certificates received by us from the States listed on Schedule I attached hereto, the Company is duly qualified to do business and is in good standing as a foreign corporation, authorized to do business in each jurisdiction set forth on Schedule I.

7.	Based solely on good standing certificates received by us from the States listed on Schedule II attached hereto, immediately prior to the Merger, K Corp. was duly qualified to do business and authorized to do business in each jurisdiction set forth on Schedule II.

8.	All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and to our knowledge, were not issued in violation of any preemptive or similar rights.

9.	Except as set forth in the Final Offering Circular, no holder of securities of the Company is entitled to have such securities registered under a registration statement filed by the Company pursuant to the Registration Rights Agreement.

10.	To our knowledge, no injunction or order has been issued that either (i) asserts that any of the transactions contemplated by the Purchase Agreement or each of the other Documents is subject to the registration requirements of the Act, or (ii) could prevent or suspend the issuance or sale of any of the Notes or the use of the Preliminary Offering Circular or the Final Offering Circular, in any jurisdiction. The Preliminary Offering Circular contained, and the Final Offering Circular contains, all the information specified in, and meets the requirements of Rule 144A(d)(4) under the Act.

11.	The Purchase Agreement has been duly and validly authorized, executed and delivered by the Company.

12.	The Indenture has been duly and validly authorized by the Company. The Indenture, when executed and delivered by the Company will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Indenture conforms in all material respects to the description thereof in the Offering Circular.

13.	The Registration Rights Agreement has been duly and validly authorized by the Company. The Registration Rights Agreement, when executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except that any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations. The Registration Rights Agreement conforms in all material respects to the description thereof in the Offering Circular.

14.	The Acquisition Agreement has been duly and validly authorized by each of the Companies. The Acquisition Agreement constitutes a legal, valid and binding obligation of each of the Companies, enforceable against the Companies in accordance with its terms. The Acquisition Agreement conforms in all material respects to the description thereof in the Offering Circular.

15.	The Notes are in the form contemplated by the Indenture. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the “TIA”). The Notes have been duly and validly authorized by the Company and when authenticated, delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement and the Indenture, will have been duly executed, issued and delivered and will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and the Registration Rights Agreement, and enforceable against the Company in accordance with their terms. The Notes conform in all material respects to the description thereof in the Offering Circular.

16.

The Exchange Notes have been duly and validly authorized by the Company and, when authenticated and delivered in accordance with the terms of the Registration Rights Agreement and the Indenture, will have been duly executed, issued and delivered and will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and the Registration Rights Agreement, and

enforceable against the Company in accordance with their terms. The Exchange Notes, when executed, authenticated and delivered, will conform in all material respects to the description thereof in the Offering Circular.

17.	The Security Documents have each been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

18.	Neither the execution, delivery or performance by either of the Companies of the Transaction Documents to which it is a party, nor the consummation of the Transactions, will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any person (other than consents already obtained) under, result in the imposition of a Lien on any assets of either of the Companies (except pursuant to the Transaction Documents), or result in an acceleration of indebtedness under or pursuant to (i) the Charter Documents, (ii) any agreement, contract or document which is filed as an exhibit to the Company’s reports filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, or (iii) any federal, Florida, or local statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation or order of any federal or Florida Governmental Authority, except for conflicts, violations, breaches, defaults, consent requirements, Lien impositions or the acceleration of indebtedness that could not reasonably be expected to result in a Material Adverse Effect.

19.	No consent, approval, authorization or order of any federal or Florida Governmental Authority is required for the issuance and sale by the Company of the Notes to the Initial Purchasers, the grant and perfection of the Collateral pursuant to the provisions of the Security Documents or the consummation by the Companies of the Transactions, except for the filing of a registration statement by the Company with the SEC pursuant to the Act as required by the Registration Rights Agreement, the filings required to perfect Liens granted pursuant to the Security Documents, such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under foreign securities laws or state securities or Blue Sky Laws in connection with the purchase and distribution of the Notes by the Initial Purchaser and any filings, qualifications or other consents or approvals under the TIA in connection with the Exchange Notes.

20.	To our knowledge, there is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding, domestic or foreign (collectively, “Proceedings”), pending or, to our knowledge, threatened against either of the Companies, that either (i) seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge any of the Documents or any of the Transactions, or (ii) could reasonably be expected, individually or in the aggregate, have a Material Adverse Effect.

21.	No registration under the Act and no qualification of the Indenture under the TIA is required for the sale of the Notes to the Initial Purchasers or for the Exempt Resales, each as contemplated by the Purchase Agreement.

22.	The Company is not and, after giving effect to the application of the proceeds from the sale of the Notes as described in the Final Offering Circular, will not be (i) an “investment company” or (ii) a company “controlled” by an “investment company” as defined in the Investment Company Act of 1940.

23.	The statements set forth in the Offering Circular under the captions “Description of Other Indebtedness,” “Certain United States Federal Income and Estate Tax Consequences,” “Certain ERISA Considerations,” and “Plan of Distribution,” insofar as they constitute matters of law, summaries of legal matters, documents or legal conclusions, have been reviewed by us and are correct in all material respects.

24.	The provisions of each of the Assignment of Earnings, the Assignment of Insurances and of the Security Agreement are effective to create in favor of the Trustee to secure, in the case of the obligations identified therein, a valid security interest in the Company’s right, title and interest in and to the Article 9 Collateral (as such term is hereinafter defined). As used herein, the term “Article 9 Collateral” means, collectively, (a) the earnings in which a security interest is granted pursuant to the Assignment of Earnings, and (b) that portion of the Collateral (as such term is defined in the Security Agreement) to the extent that such Collateral is property in which a security interest may be created under Article 9 of the Delaware UCC.

25.	To the extent that the filing of a financing statement can be effective to perfect a security interest in the Article 9 Collateral under the Delaware UCC, the security interest in favor of the Trustee in that portion of the Article 9 Collateral described in the financing statements will be duly perfected upon the filing of the financing statements in the Office of the Delaware Secretary of State.

26.

The form of each Mortgage covering real estate (each, a “Real Estate Mortgage”) and the acknowledgements thereto comply with all applicable recording, filing and registration laws and regulations of the State (such State herein referred to as the “Mortgage State”) in which the real property and fixtures covered by such Real Estate Mortgage (such real property and fixtures herein referred to as the “Mortgaged Property”) is located. The property descriptions of the real properties situated in the Mortgage State and contained in each Real Estate Mortgage, if accurate, are in proper form for the purposes of all applicable recording, filing and registration laws of the Mortgage State. A fully executed counterpart of each Real Estate Mortgage should be duly filed for record in the public records maintained by the Clerk of the Circuit Court for Duval County, Florida (the “Real Estate Filing Office”). Other than the recording of each Real Estate Mortgage in the Real Estate Filing Office, no other filings are necessary or appropriate for the purposes of creating or maintaining a lien on the Mortgaged Property. Upon the recordation of each Real Estate Mortgage in the Real Estate Filing Office, each Real Estate Mortgage will constitute, as security for the obligations identified therein, a valid mortgage lien on all Mortgaged Property accurately described in each Real Estate Mortgage as being mortgaged thereby.

In addition, such opinion shall also contain a statement that such counsel has participated in conferences with certain officers and representatives of the Company, counsel to the Initial Purchasers, representatives of the independent public accountants of the Company and representatives of the Initial Purchasers at which the contents of the Offering Circular and related matters were discussed and, although such counsel is not passing on and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular (except as stated above), on the basis of the foregoing, no facts have come to the attention of such counsel that have caused it to believe that the Offering Circular, as of its date, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel need make no comment as to the financial statements, notes thereto and related schedules therein, or the information pertaining to other financial data that is included therein or omitted therefrom.

EXHIBIT E

OPINION OF HARWELL HOWARD HYNE GABBERT & MANNER, P.C.

Harwell Howard Hyne Gabbert & Manner, P.C. shall have furnished to the Initial Purchasers its written opinion addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers to the effect that:

1. The security interest of Agent, for itself, in the Vehicles is perfected pursuant to T.C.A. 55-3-126 and the Rules of the Tennessee Department of Safety Motor Vehicle Division upon delivery to the Division of Motor Vehicles of the Tennessee Department of Safety of: (a) the existing certificate of title; (b) a copy of the executed Security Agreement; (c) a completed application in the form of Exhibit A hereto containing all of the information specified therein as signed by the owner of such vehicle; and (d) the payment of the fees required under T.C.A. 55-6-101.

2. Pursuant to Rule 1340-5-13-.07 of the Rules of the Tennessee Department of Safety Motor Vehicle Division, an applicant may authorize an attorney-in-fact to file an application for a certificate of title on the applicant’s behalf provided a duly executed power of attorney is executed by the applicant and filed with the application.

3. Under the laws of the State of Tennessee, the Division of Motor Vehicles of the Tennessee Department of Safety is required to forward any replacement or duplicate certificates of title to the holder of the first lien or encumbrance noted upon the certificate.

4. In an action properly brought and presented before a Tennessee state court or a federal court of competent jurisdiction sitting in the State of Tennessee and applying the law of the State of Tennessee, such court should conclude that placing the name of the Trustee, as agent for the Noteholders, as lienholder on the application for certificate of title should enable such Noteholders to be deemed to also be lienholders for the purposes of such certificate of title.

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EXHIBIT F

OPINION OF McCONNELL VALDÉS

McConnell Valdes shall have furnished to the Initial Purchasers its written opinion addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers to the effect that:

1. The Security Agreement is effective to create in favor of the Trustee, acting for the benefit of the holders of the Notes, a valid security interest in the Company’s collateral described therein which is subject to the UCC (the “Collateral”).

2. Upon proper filing of the Financing Statement of the Company in the Office of the Secretary of State of the Common-wealth, the Trustee, acting for the benefit of the holders of the Notes, shall have a good, valid and perfected security interest in the Company’s Collateral described in such Financing Statement to the extent the filing of a financing statement is effective to perfect a security interest under the UCC. The Financing Statements are in proper form for filing in such office.

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EXHIBIT G

OPINION OF GILMARTIN, POSTER & SHAFTO, LLP

Gilmartin, Poster & Shafto, LLP shall have furnished to the Initial Purchasers its written opinion addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers to the effect that:

1. Immediately prior to the Closing, and based solely on our review of Abstracts of Title recently issued by the United States Coast Guard, (i) each of the Company Vessels was duly documented under the laws of the United States in the name of Trailer Bridge, Inc., as owner thereof, free and clear of all liens and encumbrances of record except as otherwise set forth on Schedule 1 annexed hereto and (ii) each of the KCorp Vessels was duly documented under the Laws of the United States in the name of Kadampanattu Corp., as owner thereof, free and clear of all liens and encumbrances of record except as otherwise set forth on said Schedule . Upon the completion of the Closing, the KCorp Vessels will be, assuming due filing of the necessary documents in customary form (releases of existing mortgages listed on said Schedule , certificates as to resolutions of KCorp providing that upon its merger into the Company all its assets are to become the property of the Company, applications for redocumentation of each of the KCorp Vessels and a certificate as to the completion of the merger from the Delaware Secretary of State), duly documented under the laws of the United States in the name of the Company, as owner thereof free and clear of any liens of record except the Fleet Mortgage.

2. The Company qualifies, and immediately prior to its merger with the Company, KCorp qualified, as a U.S. Citizen for the purpose of owning and operating vessels in the coastwise and registry trades of the United States.

3. The Company has all necessary authority under the federal admiralty and maritime laws of the United States to own and operate the Vessels in the United States coastwise and registry trades, provided the Company has received and as of the Closing Date maintains, all consents, authorizations, licenses and similar instruments required generally to be maintained by owners and/or operators of vessels in the United States coastwise and registry trades, which consents, authorizations, licenses and similar instruments we have no reason to believe have not or will not be obtained in the ordinary course of business.

4. Assuming events occur in the sequence described in the opinions of Foley & Lardner LLP referred to above, (A) the issuance and sale of the Notes by the Company, (B) the execution and delivery by the Company of the Purchase Agreement and the consummation of the transactions contemplated thereby, will not result in any violation of the general admiralty and maritime laws of the United States or any United States federal admiralty or maritime order, rule, regulation, judgment or decree known to us.

5. Under the general admiralty and maritime laws of the United States, including but not limited to Titles 33 and 46 of the United States Code, no consent, notice, approval, authorization, order, registration or qualification of, to or with any United States court or governmental agency or body is required for (A) the issuance and sale of the Notes by the Company, (B) the execution and delivery by the Company, as the case may be, of the

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Documents, or (C) the consummation of the Transactions, except such consents, notices, approvals, authorizations, orders, registrations and qualifications respecting operation of the Vessels required generally to be maintained by owners and/or operators of vessels in the United States coastwise and registry trades, which consents, notices, approvals, authorizations, orders, registrations and qualifications we have no reason to believe have not or will not be obtained in the ordinary course of business.

6. No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) with any Governmental Authority under the United States federal admiralty and maritime laws, including without limitation the Secretary of Transportation, is required for the performance of obligations under any Document by either of the Companies or the consummation of the Transactions, except the consent of the United States Maritime Administration under existing contracts with the Company, which consent has been obtained, and except such consents, notices, approvals, authorizations, order, registrations, and qualifications respecting operation of the Vessels required generally to be maintained by owners and/or operators of vessels in the United States coastwise and registry trades, which consents, notices, approvals, authorizations, orders, registrations and qualifications we have no reason to believe have not been or will not be obtained in the ordinary course of business and the failure of which to obtain could not have a Material Adverse Effect.

7. The Fleet Mortgage has been duly filed for recordation at the National Vessel Documentation Center of the United States Coast Guard in Falling Waters, West Virginia (which is the only office in which such recording is necessary). The Fleet Mortgage will, upon the completion of the recording process, constitute a “preferred mortgage” under 46 U.S.C. § 31322 on the KCorp Vessels described therein. The Fleet Mortgage in favor of the Trustee, as mortgagee, will, upon the completion of the recording process, be entitled to the benefits and priorities afforded to preferred mortgages by Chapter 313 of Title 46 of the United States Code in respect of such Vessels, and no subsequent filing or refiling or recording or re-recording of any other instrument is or will be necessary to perfect or continue the perfection of the preferred mortgage lien created thereby.

8. The statements in the Offering Circular under the caption “Industry Overview-The Jones Act” insofar as they refer to statements of law or legal conclusions, fairly describe, in all material respects, the portions of the statues and regulations addressed thereby.

This opinion letter has been rendered solely for your benefit and the benefit of your counsel in connection with the Purchase Agreement and the Sale of Notes contemplated thereby and may not be relied upon by any other person without our prior written consent.

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